UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2014

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

176 Route 9 North

Suite 306

Marlboro, NJ 07728

  (Address of Principal Executive Offices)

(732) 851-7707

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Jeffrey & Co.

On May 6, 2014, the registration of the Company’s independent registered public accounting firm, Jeffrey & Company, with the Public Company Accounting Oversight Board (“PCAOB”) was revoked by the PCAOB. On May 13, 2014, the Jeffrey & Company (“Former Auditor”) resigned as the Company’s auditor.

The Former Auditor was the independent registered public accounting firm for the Registrant from May 2011 until May 13, 2014, the Former Auditor’s reports on the Registrant's financial statements for the twelve month periods ended May 31, 2013 and 2012 and the period from Inception (January 21, 1998) to May 31, 2013 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended May 31, 2013 and 2012, the period from Inception (January 21, 1998) to May 31, 2013 and the subsequent interim periods preceding May 13, 2014. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended May 31, 2013 and 2012, the period from Inception (January 21, 1998) to May 31, 2013 and the subsequent interim periods preceding May 13, 2014 in which the Former Auditor served as the Registrant's principal independent accountants.

However, the report of the Former Auditor dated September 12, 2013 on our financial statements for the twelve month periods ended May 31, 2013 and 2012, and for the period from Inception (January 21, 1998) to May 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated May 14, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of a New Independent Registered Public Accounting Firm

The Registrant is in the process of selecting new independent registered public accounting firm. We will disclose the appointment of the new independent registered public accounting firm on Form 8-K once the process of selection has been completed.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Jeffrey & Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ David Cutler
Name: David Cutler
Title: Chief Financial Officer
Date: May 19, 2014